UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VCXB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on December 28, 2022, 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (“10X III”) held an extraordinary general meeting of shareholders, at which 10X III’s shareholders approved, by special resolution, the proposal to amend and restate 10X III’s Amended and Restated Memorandum and Articles of Association to extend the date by which 10X III must (1) consummate an initial business combination, (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, included as part of the units sold in its initial public offering from January 14, 2023 to July 14, 2023 (the “Extended Date”) and to allow the board of directors of 10X III (the “Board”), without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to three times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to October 14, 2023.

On July 10, 2023, the Board approved the extension of the date by which 10X III is required to complete an initial business combination until October 14, 2023 (the “Optional Extension”). This Current Report on Form 8-K constitutes notice to shareholders of the Board’s approval of the Optional Extension.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer

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